                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 10, 2000
                   Newcourt Equipment Trust Securities 1998-2


 A New York                       Commission File               I.R.S. Employer
Corporation                        NO. 333-34793                 No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:    APRIL 10, 2000           PAYMENT DATE:     APRIL 17, 2000
COLLECTION PERIOD:     MARCH 31, 2000

ITEM 5. OTHER

    I.    INFORMATION REGARDING THE CONTRACTS

        1.  CONTRACT POOL PRINCIPAL BALANCE
            a.    Beginning of Collection Period                                         $788,632,221
            b.    End of Collection Period                                               $755,744,102
            c.    Reduction for Collection Period                                        $ 32,888,119
        2.  DELINQUENT SCHEDULED PAYMENTS
            a.    Beginning of Collection Period                                         $ 13,964,085
            b.    End of Collection Period                                               $ 11,652,546
        3.  LIQUIDATED CONTRACTS
            a.    Number of Liquidated Contracts                                                  347
                  with respect to Collection Period
            b.    Required Payoff Amounts of Liquidated Contracts                        $  2,855,324
            c.    Total Reserve for Liquidation Expenses                                 $         --
            d.    Total Liquidation Proceeds Received                                    $    496,441
            e.    Liquidation Proceeds Allocated to Owner Trust                          $    422,005
            f.    Liquidation Proceeds Allocated to Depositor                            $     74,436
            g.    Current Realized Losses                                                $  2,433,319
        4.  PREPAID CONTACTS
            a.    Number of Prepaid Contracts with respect                                        284
                  to Collection Period
            b.    Required Payoff Amounts of Prepaid Contracts                           $  3,215,078
        5.  PURCHASED CONTRACTS (BY TCC)
            a.    Number of Contracts Purchased by TCC with                                         0
                  respect to Collection Period
            b.    Required Payoff Amounts of Purchased Contracts                                   --


6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                        ----------------------------------------------------------------------------------------------------------
                                                                                                              % OF AGGREGATE
                                   NUMBER OF           % OF                   AGGREGATE REQUIRED              REQUIRED PAYOFF
                                   CONTRACTS         CONTRACTS                  PAYOFF AMOUNTS                    AMOUNTS
                        ----------------------------------------------------------------------------------------------------------

  a.    Current                      51,666             90.79%                   $ 708,098,440                     92.27%
  b.    31-60 days                    2,582              4.54%                   $  33,233,081                      4.33%
  c.    61-90 days                    1,222              2.15%                   $  12,860,094                      1.68%
  d.    91-120 days                     646              1.14%                   $   6,305,210                      0.82%
  e.    120+ days                       794              1.40%                   $   6,899,823                      0.90%
  f.    Total                        56,910            100.00%                   $ 767,396,648                    100.00%



7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

------------------------------------------------------------------------------------------------------------------------------------

                               % OF                         % OF                          % OF                          % OF
                             AGGREGATE                    AGGREGATE                     AGGREGATE                     AGGREGATE
                          REQUIRED PAYOFF              REQUIRED PAYOFF               REQUIRED PAYOFF               REQUIRED PAYOFF
                             AMOUNTS                      AMOUNTS                       AMOUNTS                       AMOUNTS
    COLLECTION
      PERIODS          31-60 DAYS PAST DUE          61-90 DAYS PAST DUE          91-120 DAYS PAST DUE           120+ DAYS PAST DUE
------------------------------------------------------------------------------------------------------------------------------------
       3/31/00                 4.33%                        1.68%                         0.82%                         0.90%
       2/29/00                 5.27%                        1.81%                         0.85%                         1.13%
       1/31/00                 5.21%                        1.73%                         0.97%                         1.06%
      12/31/99                 5.36%                        1.89%                         1.00%                         1.02%
      11/30/99                 5.15%                        1.75%                         1.10%                         1.18%
      10/31/99                 5.05%                        1.91%                         1.04%                         0.95%
       9/30/99                 4.32%                        1.77%                         0.72%                         0.92%
       8/31/99                 4.44%                        1.58%                         0.68%                         0.79%
       7/31/99                 4.50%                        1.51%                         0.82%                         0.71%
       6/30/99                 4.21%                        1.83%                         0.67%                         0.67%
       5/31/99                 5.11%                        1.70%                         0.68%                         0.58%
       4/30/99                 4.19%                        1.28%                         0.53%                         0.52%
       3/31/99                 4.41%                        1.34%                         0.56%                         0.54%

                                  Page 3 of 9

      02/28/99                 5.64%                        1.79%                         0.58%                         0.45%
      01/31/99                 5.45%                        1.51%                         0.69%                         0.01%
      12/31/98                 4.64%                        1.30%                         0.01%                         0.01%



   8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                                  ----------------------------------------------------------------------------------
                                                    COLLECTION        3 COLLECTION      6 COLLECTION PERIODS       CUMULATIVE SINCE
                                                      PERIOD         PERIODS ENDING            ENDING                CUT-OFF DATE
                                                     MARCH-00           MARCH-00              MARCH-00
                                                  ----------------------------------------------------------------------------------
         a.    Number of Liquidated Contracts           347                849                  1,635                    3,163
         b.    Number of Liquidated
               Contracts as a Percentage
               of Initial Contracts                   0.496%             1.213%                2.336%                   4.520%
         c.    Required Payoff Amounts of
               Liquidated Contracts                  2,855,324          7,449,456            15,831,128               35,745,344
         d.    Liquidation Proceeds Allocated
               to Owner Trust                         422,005           1,118,755             1,979,229                3,252,961
         e.    Aggregate Current Realized
               Losses                                2,433,319          6,330,701            13,851,899               32,492,382
         f.    Aggregate Current Realized
               Losses as a Percentage of
               Cut-off Date Contract Pool
               Principal Balance                      0.181%             0.471%                1.032%                   2.420%




II. INFORMATION REGARDING THE SECURITIES
   1.  SUMMARY OF BALANCE INFORMATION

     -----------------------------------------------------------------------------------------------------------------------------

                                       PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
           CLASS              COUPON        APRIL 17, 2000          APRIL 17, 2000         MARCH 15, 2000          MARCH 15, 2000
                               RATE          PAYMENT DATE            PAYMENT DATE           PAYMENT DATE            PAYMENT DATE

     -----------------------------------------------------------------------------------------------------------------------------

     a.  Class A-1 Notes     5.195000%             $0                 0.00000                    $0                   0.00000
     b.  Class A-2 Notes     5.290000%             $0                 0.00000                    $0                   0.00000
     c.  Class A-3 Notes     5.450000%        $372,180,927            0.79187               $399,613,498              0.85023
     d.  Class A-4 Notes     5.450000%        $201,430,384            1.00000               $201,430,384              1.00000
     e.  Class A-5 Notes     5.500000%         $75,396,046            0.61361                $78,300,018              0.63725
     f.  Class B Notes       5.660000%         $12,966,379            0.83963                $13,499,020              0.87412
     g.  Class C Notes       6.190000%         $42,845,655            0.83963                $44,605,638              0.87412
     h.  Class D Notes       7.210000%         $62,577,257            0.83963                $65,147,748              0.87412


     I.  Total                 N.A.           $767,396,648            0.57146               $802,596,305              0.59767

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 767,396,648 and the CCA Balance is $ 67,228,078.

2.  MONTHLY PRINCIPAL AMOUNT
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                            $  802,596,305
    b.    Contract Pool Principal Balance (End of Collection Period)                  $  755,744,102
    c.    Monthly Principal Amount                                                    $   46,852,203
3.  GROSS COLLECTIONS
    a.    Scheduled Payments Received                                                 $   33,625,425
    b.    Liquidation Proceeds Allocated to Owner Trust                               $      422,005
    c.    Required Payoff Amounts of Prepaid Contracts                                $    3,215,078
    d.    Required Payoff Amounts of Purchased Contracts                              $           --
    e.    Proceeds of Clean-up Call                                                   $           --
    f.    Investment Earnings on Collection Account and Note Distribution.            $       99,128
    g.    Extension Fees Allocated to Owner Trust                                     $           --
    h.    Total Gross Collections (sum of (a) through (g))                            $   37,361,637

4.  DETERMINATION OF AVAILABLE FUNDS
    a.    Total Gross Collections                                                     $   37,361,637
    b.    Withdrawal from Cash Collateral Account                                     $    2,433,319
    c.    Total Available Funds                                                       $   39,794,956



5.  APPLICATION OF AVAILABLE FUNDS

    ---------------------------------------------------------------------------------------
                 ITEM                            AMOUNT          REMAINING AVAILABLE FUNDS
    ---------------------------------------------------------------------------------------

    a.    Total Available Funds                                       $ 39,794,956
    b.    Servicing Fee                       $   821,492             $ 38,973,464
    c.    Interest on Notes:
          i) Class A-1 Notes                  $      --               $ 38,973,464
          ii) Class A-2 Notes                 $      --               $ 38,973,464
          iii) Class A-3 Notes                $ 1,814,911             $ 37,158,553
          iv) Class A-4 Notes                 $   914,830             $ 36,243,723
          v) Class A-5 Notes                  $   358,875             $ 35,884,848
          vi) Class B Notes                   $    63,670             $ 35,821,177
          vii) Class C Notes                  $   230,091             $ 35,591,087
          viii) Class D Notes                 $   391,429             $ 35,199,657
    d.    Principal of Notes
          i) Class A-1 Notes                  $        --             $ 35,199,657
          ii) Class A-2 Notes                 $        --             $ 35,199,657
          iii) Class A-3 Notes                $27,432,571             $  7,767,086
          iv) Class A-4 Notes                 $        --             $  7,767,086
          v) Class A-5 Notes                  $ 2,903,972             $  4,863,114
          vi) Class B Notes                   $   532,641             $  4,330,473
          vii) Class C Notes                  $ 1,759,983             $  2,570,490
          viii) Class D Notes                 $ 2,570,490             $         --
    e.    Deposit to Cash
          Collateral Account                  $        --             $         --
    f.    Amount to be applied in
          accordance with CCA



          Loan Agreement                      $        --             $         --
    g.    Balance, if any, to Equity
          Certificates                        $        ---            $         --

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

        1. BALANCE RECONCILIATION


            --------------------------------------------------------------------------------------
                                                                                   APRIL 17, 2000
                              ITEM                                                  PAYMENT DATE
            --------------------------------------------------------------------------------------
            a.    Available Cash Collateral Amount (Beginning)                        69,661,396
            b.    Deposits to Cash Collateral Account                                         --
            c.    Withdrawals from Cash Collateral Account                             2,433,319
            d.    Releases of Cash Collateral Account Surplus                                 --
                  (Excess, if any of (a) plus (b) minus (c) over (f))
            e.    Available Cash Collateral Amount (End)                              67,228,078
                  (Sum of (a) plus (b) minus (c) minus (d))
            f.    Requisite Cash Collateral Amount                                    74,001,434
            g.    Cash Collateral Account Shortfall                                    6,773,357
                  (Excess, if any, of (f) over (e))
        2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
            a.    For Payment Dates from, and including, the
                  January 1999 Payment Date to,
                  and including, the December 1999 Payment Date
                  1) Initial Cash Collateral Amount                                   94,000,846
            b.    For Payment Dates from, and including, the
                  January 2000 Payment Date until
                   the Final Payment Date, the sum of
                  1) 8.25% of the Contract Pool Principal Balance                     62,348,888
                  2) The Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance less the
                   Contract Pool Principal Balance                                    11,652,546
                  3) Total ((1) plus (2))                                             74,001,434
            c.    Floor equal to the lesser of
                   1) 1.25% of Cut-Off Date Contract Pool Principal
                  Balance ($16,785,865); and                                          16,785,865
                  2) the Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance                                 767,396,648
            d.    Requisite Cash Collateral Amount                                    74,001,434

        3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
            a.    Interest Shortfalls                                                         --
            b.    Principal Deficiency Amount                                          2,433,319


            c.    Principal Payable at Stated Maturity Date of
                  Class of Notes or Equity Certificates                                       --
            d.    Total Cash Collateral Account Withdrawals                           2,433,319



IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

     -------------------------------------------------------------------------------------------------------
           DISTRIBUTION                CLASS A-1          CLASS A-2          CLASS A-3           CLASS A-4
             AMOUNTS                     NOTES              NOTES              NOTES               NOTES
     -------------------------------------------------------------------------------------------------------
     1. Interest Due                  $       --          $      --         $  1,814,911        $  914,830
     2. Interest Paid                 $       --          $      --         $  1,814,911        $  914,830
     3. Interest Shortfall            $       --          $      --         $         --        $       --
     ((1) minus (2))
     4. Principal Paid                $       --          $      --         $ 27,432,571        $       --
     5. Total Distribution Amount     $       --          $      --         $ 29,247,483        $  914,830
     ((2) plus (4))



     ----------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION               CLASS A-5             CLASS B           CLASS C             CLASS D
            AMOUNTS                    NOTES                NOTES              NOTES               NOTES                 TOTALS
     ----------------------------------------------------------------------------------------------------------------------------
     1. Interest Due                  $  358,875          $  63,670         $    230,091        $  391,429            $ 3,773,807
     2. Interest Paid                 $  358,875          $  63,670         $    230,091        $  391,429            $ 3,773,807
     3. Interest Shortfall            $       --          $      --         $         --        $       --            $        --
     ((1) minus (2))
     4. Principal Paid                $2,903,972          $ 532,641         $  1,759,983        $2,570,490            $35,199,657


     5. Total Distribution Amount     $3,262,847          $ 596,312         $  1,990,074          $ 2,961,920         $38,973,464
     ((2) plus (4))



V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

       ----------------------------------------------------------------------------------------------------
                                                        AS OF END OF                      AS OF END OF
                   ITEM                                   MARCH-00                         FEBRUARY-00
                                                      COLLECTION PERIOD                 COLLECTION PERIOD
       ----------------------------------------------------------------------------------------------------
   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a.    Original Number of Contracts                     69,983                            N.A.
       b.    Cut-Off Date Contract Pool                   $1,342,869,226                        N.A.
             Principal Balance
       c.    Original Weighted Average                         46.30                            N.A.
              Remaining Term
       d.    Weighted Average                                  56.50                            N.A.
             Original Term
   2.  CURRENT CONTRACT CHARACTERISTICS
       a.    Number of Contracts                              56,910                           58,037
       b.    Average Contract                                 $13,280                          $13,588
             Principal Balance
       c.    Weighted Average                                  34.5                             35.2
             Remaining Term



VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

        -----------------------------------         ---------------------------------------
        PAYMENT DATE         SINCE ISSUE            PAYMENT DATE              SINCE ISSUE
          PERIOD                 CPR                   PERIOD                     CPR
        ------------------------------------        ---------------------------------------
        0     December-98                             14      Feb-00             7.416%
        1      January-99        1.060%               15      Mar-00             7.402%
        2        Feb-99          4.881%               16      Apr-00             7.666%
        3        Mar-99          9.207%
        4       April-99        10.595%
        5        May-99         10.294%
        6        Jun-99          9.272%
        7        Jul-99          9.814%
        8        Aug-99          8.969%
        9        Sep-99          8.813%
        10       Oct-99          8.067%




        11      Nov-99           7.852%
        12      Dec-99           7.803%
        13      Jan-00           7.484%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
 Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding
   Corporation, The Bank of New York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY
      CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 17, 2000 .

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                        AT&T CAPITAL CORPORATION

                        Glenn Votek
                        Glenn Votek
                        Executive Vice President, and Treasurer